UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 3, 2008

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 3, 2008, IA Global, Inc. (“IA Global”) closed a 20% equity investment in Taicom Securities Co Ltd (“Taicom”), a Japanese securities firm. This equity investment is an expansion of the financial services business of IA Global.

Taicom is a financial services company in Japan providing a broad range of value-added financial services and competitive products. These currently include the brokerage of Japanese commodities, derivative options, foreign currency, equities and investment trusts as well as the offering of investment consulting services to diversified clients such as individuals and corporations. Taicom offers creative solutions that meet the sophisticated trading needs of its online and offline clients, who utilize Taicom’s cutting-edge proprietary trading platform called TradePro, as well as its broad news and information gathering network.

Taicom is a member of the Osaka Stock Exchange, the Tokyo Commodity Exchange, the Tokyo Grain Exchange and the Chubu (Central Japan) Commodity Exchange. Taicom is headquartered in Tokyo and in Osaka and has three branch offices in Japan.

The transaction between the Company and Taicom was structured as a share exchange in which the Company issued 26,000,000 shares of its common stock at $.20 per share, the close price during the negotiations in exchange for 1,389,750 Class B Preferred Shares of Taicom. The parties agreed to value the transaction at $5,200,000.

This amendment is being filed to provide pro forma financial information for the Company and Taicom for the year ended March 31, 2008 along with the three months ended June 30, 2008, as required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired –

The attached audited financial statements are those of Taicom as of March 31, 2008, 2007 and 2006, respectively, and for the respective years then ended.

(b)	Pro Forma financial information –

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet, with Taicom, as of March 31, 2008, and the unaudited Pro Forma Combined Consolidated Statement of Operations of the Company, with Taicom, for the year ended March 31, 2008, and the three months ended June 30, 2008, are included as Exhibit 99.1 filed herewith.

(c)	Exhibits –

Exhibit No.	Description

10.1	Share Exchange Agreement, dated June 3, 2008, by and between IA Global, Inc. and Taicom Securities Co Ltd. (1)

99.1	The audited financial statements of Taicom as of March 31, 2008, 2007 and 2006, respectively, and for the respective years then ended. (2)

The unaudited Pro Forma Combined Condensed Consolidated Balance Sheet, with Taicom, as of March 31, 2008, and the unaudited Pro Forma Combined Consolidated Statement of Operations of the Company, with Taicom, for the year ended March 31, 2008, and the three months ended June 30, 2008, are included as Exhibit 99.1 filed herewith. (2)

(1) Filed as an exhibit to Registrant’s Current Report on Form 8-K, dated June 3, 2008 and filed on June 5, 2008, and incorporated herein by reference.

(2) Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: November 3, 2008

By:	/s/ Mark Scott

Mark Scott

Chief Operating and Financial Officer